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                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                December 16, 1997
                        ---------------------------------
                        (Date of earliest event reported)



                         Hudson Chartered Bancorp, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



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
             New York                             0-17848                            14-1668718
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
  (State or other jurisdiction of             (Commission File                    (I.R.S. Employer
  incorporation or organization)                  Number)                       Identification No.)
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                             P.O. Box 310, Route 55
                          Lagrangeville, New York 12540
                    ----------------------------------------
                    (Address of principal executive offices)



                                 (914) 471-1711
                         ------------------------------
                         (Registrant's telephone number
                              including area code)



                                       N/A
                             ----------------------
                             (Former Name or Former
                            Address, if changed since
                                  last report)

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ITEM 5.  OTHER EVENTS

         On December 16, 1997, Hudson Chartered Bancorp, Inc. ("Hudson Chartered"), Progressive Bank, Inc. ("Progressive"), First National Bank of the Hudson Valley ("Hudson Valley") and Pawling Savings Bank ("Pawling") entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement"). Hudson Chartered and Progressive also entered into a Plan of Merger (the "Plan of Merger") and two separate Stock Option Agreements (the "Option Agreements"). Hudson Valley and Pawling also entered into an Agreement and Plan of Merger (the "Merger Agreement," and together with the Reorganization Agreement, the Plan of Merger and the Option Agreements, the "Transaction Documents").

         The Reorganization Agreement provides that Progressive will be merged with and into Hudson Chartered (the "Merger") under the name of "Premier National Bancorp, Inc." (the "Continuing Corporation"). Pursuant to the Transaction Documents, each outstanding share of Progressive common stock (subject to certain exceptions) will be converted into the right to receive 1.82 shares of common stock of the Continuing Corporation and cash in lieu of fractional share interests, and each share of Hudson Chartered common stock shall remain outstanding shares of the Continuing Corporation. The consummation of the Merger requires the satisfaction of certain conditions, including the approval of the Reorganization Agreement and the Merger by the respective shareholders of Hudson Chartered and Progressive, and the receipt of certain regulatory approvals.

         The first Stock Option Agreement grants the Company an option (the "Progressive Option") to purchase up to 19.9% (subject to adjustment described therein) of Progressive's outstanding shares of common stock at a purchase price of $36.63 per share (the "Progressive Option Agreement"). The second Stock Option Agreement grants Progressive an option (the "Hudson Chartered Option") to purchase up to 19.9% (subject to adjustment described therein) of Hudson Chartered's outstanding shares of common stock at a purchase price of $21.75 per share (the "Hudson Chartered Option Agreement," and together with the Progressive Option Agreement, the "Option Agreements"). The Hudson Chartered Option and the Progressive Option are only exercisable upon certain events, as specified in the respective Option Agreements, none of which has occurred as of December 16, 1997.

         For additional information regarding certain of the terms of the Merger and the Transaction Documents, reference is made to the joint press release of Hudson Chartered and Progressive dated December 16, 1997, filed as Exhibit 99.3 hereto and incorporated herein by reference. The foregoing description of the Transaction Documents is qualified in its entirety by the terms of the Transaction Documents, filed as Exhibits 2.1, 2.2, 2.3, 99.1 and 99.2. Additional information regarding Progressive is contained in Progressive's filings with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (Commission File No. 0-15025). Certain additional information relating to Hudson Chartered, Progressive, and the Continuing Corporation, provided to financial analysts on December 16, 1997, is filed as
Exhibit 99.4 hereto and is incorporated herein by reference.

         The information included in certain of the exhibits hereto and incorporated herein by reference contains certain forward-looking statements with respect to the financial condition, results of operations and business of the Continuing Corporation following the consummation of the Merger, including statements relating to the cost savings and revenue enhancements that are expected to be realized from the Merger and the expected impact of the Merger on financial performance. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) expected cost savings from the Merger cannot be fully realized or cannot be realized as quickly as anticipated; (2) the deposit attrition, customer loss, or revenue loss following the Merger is greater than expected; (3) competitive pressure in the banking industry increases significantly; (4) costs or difficulties related to the integration of the businesses of Hudson Chartered and Progressive are greater than expected;
(5) changes in the interest rate environment reduce margins; (6) general economic conditions, either nationally or regionally, are less favorable than expected, resulting in, among other things, a deterioration in credit quality;
(7) changes occur in the regulatory environment; (8) changes occur in the business conditions and inflation; and (9) changes occur in the securities markets.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits.

             The exhibits listed in the Exhibit Index are filed herewith.



                                       3

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                     Hudson Chartered Bancorp, Inc.

                                     By: /s/  T. Jefferson Cunningham III
                                         -------------------------------------
                                         T. Jefferson Cunningham III
                                         Chairman and
                                         Chief Executive Officer




                                       4

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                                  EXHIBIT INDEX

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

                                                                                   Location in
                                                                                   Sequentially Numbered
                                                                                   Copy
                                                                                   ---------------------


2.1.            Agreement and Plan of Reorganization, dated as of December 16,                 7
                1997, by and among Hudson Chartered, First National Bank of the
                Hudson Valley, Progressive and Pawling Savings Bank.


2.2.            Plan of Merger, dated as of December 16, 1997, by and between                 82
                Hudson Chartered and Progressive.


2.3.            Agreement and Plan of Merger, dated as of December 16, 1997, by               93
                and between First National Bank of the Hudson Valley and Pawling
                Savings Bank.


99.1.           Stock Option Agreement, dated as of December 16, 1997, by and                101
                between Hudson Chartered (as the issuer) and Progressive (as the grantee).


99.2.           Stock Option Agreement, dated December 16, 1997, by and between              111
                Progressive (as the issuer) and Hudson Chartered (as the
                grantee).


99.3.           Joint Press Release dated December 16, 1997.                                 121


99.4.           Information provided to Financial Analysts on December 16, 1997.             124


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